                        Section 240.14a-101 Schedule 14A.
                    Information required in proxy statement.
                            Schedule 14A Information
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934
                                (Amendment No. )
Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

      COHEN & STEERS QUALITY INCOME REALTY FUND, INC.
 .................................................................
     (Name of Registrant as Specified In Its Charter)

 .................................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11

     (1) Title of each class of securities to which transaction applies:

     ............................................................

     (2) Aggregate number of securities to which transaction applies:

     .......................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     .......................................................

     (4) Proposed maximum aggregate value of transaction:

     .......................................................

     (5) Total fee paid:

     .......................................................

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:

          .......................................................

          (2) Form, Schedule or Registration Statement No.:

          .......................................................

          (3) Filing Party:

          .......................................................

          (4) Date Filed:

          .......................................................

                         COHEN & STEERS QUALITY INCOME
                               REALTY FUND, INC.
                   757 THIRD AVENUE, NEW YORK, NEW YORK 10017
                                 (212) 832-3232

                              -------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 24, 2003

                              -------------------

To the Stockholders of
COHEN & STEERS QUALITY INCOME REALTY FUND, INC.:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the 'Meeting') of Cohen & Steers Quality Income Realty Fund, Inc. (the 'Fund') will be held at the offices of the Fund, 757 Third Avenue, 20th Floor, New York, New York 10017, on April 24, 2003 at 10:00 a.m., for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated
March 18, 2003:

        1. To elect seven Directors of the Fund, to hold office for a term of one, two or three years, as the case may be, and until their successors are duly elected and qualified;

        2. To ratify the selection of PricewaterhouseCoopers LLP as independent certified public accountants of the Fund for its fiscal year ending December 31, 2003; and

        3. To transact such other business as may properly come before the Meeting or any adjournment thereof.

    The holders of the Fund's Taxable Auction Market Preferred Shares will have equal voting rights with the holders of the Fund's common stock (i.e., one vote per share), and will vote together with the holders of common stock as a single class on the proposal to elect Directors, except that the holders of Taxable Auction Market Preferred Shares, voting separately as a class, will separately vote for the election of Martin Cohen and Willard H. Smith Jr., who have been designated as representing the holders of the Fund's Taxable Auction Market Preferred Shares (see 'Proposal One: Election of Directors,' below).

    The Directors have fixed the close of business on March 11, 2003 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof. The enclosed proxy is being solicited on behalf of the Directors.

                                         By order of the Board of Directors,

                                         Robert H. Steers

                                         ROBERT H. STEERS
                                         Secretary

New York, New York
March 18, 2003

                             YOUR VOTE IS IMPORTANT

    PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, SIGN AND DATE IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO SAVE THE FUND ANY ADDITIONAL EXPENSE OF FURTHER SOLICITATION, PLEASE MAIL YOUR PROXY PROMPTLY.

                                PROXY STATEMENT

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Introduction................................................   1
Proposal One: Election of Directors.........................   2
Proposal Two: Ratification of Selection of Independent
  Certified Public Accountants..............................   5
Fees Paid to PricewaterhouseCoopers LLP.....................   5
Certain Information Regarding the Investment Manager and the
  Administrator.............................................   6
Officers of the Fund........................................   6
Submission of Proposals for the Next Annual Meeting of
  Stockholders..............................................   6
Other Matters...............................................   7
Votes Required..............................................   7

                                PROXY STATEMENT

                         COHEN & STEERS QUALITY INCOME
                               REALTY FUND, INC.
                                757 THIRD AVENUE
                            NEW YORK, NEW YORK 10017
                                 (212) 832-3232

                              -------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 24, 2003

                              -------------------

                                  INTRODUCTION

    This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Cohen & Steers Quality Income Realty Fund, Inc., a Maryland corporation (the 'Fund'), to be voted at the Annual Meeting of Stockholders of the Fund, to be held at the offices of the Fund, 757 Third Avenue, 20th Floor, New York, New York 10017, on April 24, 2003 at 10:00 a.m., and at any adjournments thereof (collectively, the 'Meeting'). Such solicitation will be by mail and the cost (including printing and mailing this Proxy Statement, meeting notice and form of proxy, as well as any necessary supplementary solicitation) will be borne by the Fund pursuant to the terms of the investment advisory agreement described below. The Notice of Meeting, Proxy Statement and Proxy are being mailed to stockholders on or about March 18, 2003.

    The presence in person or by proxy of the holders of record of a majority of the shares of the Fund issued and outstanding and entitled to vote thereat shall constitute a quorum at the Meeting. If, however, such quorum shall not be present or represented at the Meeting or if fewer shares are present in person or by proxy than is the minimum required to take action with respect to any proposal presented at the Meeting, the holders of a majority of the shares of the Fund present in person or by proxy shall have the power to adjourn the Meeting from time to time, without notice other than announcement at the Meeting, until the requisite amount of shares entitled to vote at the Meeting shall be present. At any such adjourned Meeting, if the relevant quorum is subsequently constituted, any business may be transacted which might have been transacted at the Meeting as originally called. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker 'non-votes' (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a 'no' vote for purposes of obtaining the requisite approval of each proposal.

    The Board of Directors has fixed the close of business on March 11, 2003 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. The outstanding voting shares of the Fund as of March 11, 2003 consisted of 38,712,775 shares of common stock and 11,200 Taxable Auction Market Preferred Shares, liquidation preference $25,000 per share, each share being entitled to one vote. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or as otherwise provided therein. Accordingly, unless instructions to the contrary are marked, proxies will be voted for the election of the Directors and for the ratification of the selection of PricewaterhouseCoopers LLP as the Fund's independent certified public accountants for its fiscal year ending
December 31, 2003. Any stockholder may revoke his proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Fund at its offices at 757 Third Avenue, New York, New York 10017, or by signing another proxy of a later date or by personally casting his vote at the Meeting.

    THE MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS OF THE FUND, INCLUDING FINANCIAL STATEMENTS, HAVE BEEN PREVIOUSLY MAILED TO STOCKHOLDERS. IF YOU HAVE NOT RECEIVED THESE REPORTS OR WOULD LIKE TO RECEIVE ADDITIONAL COPIES FREE OF CHARGE, PLEASE CONTACT LAWRENCE B. STOLLER, ASSISTANT SECRETARY OF THE FUND AT 757 THIRD AVENUE, NEW YORK, NEW YORK 10017, (800) 330-REIT, AND THEY WILL BE SENT PROMPTLY BY FIRST-CLASS MAIL.

                                  PROPOSAL ONE
                             ELECTION OF DIRECTORS

    At the Meeting, seven Directors will be elected to serve, for a term of one, two or three years, as the case may be, and until their successors are duly elected and qualified. The nominees for Director are Martin Cohen and Richard J. Norman, for terms to expire in 2004; Gregory C. Clark, Bonnie Cohen and Willard
H. Smith Jr., for terms to expire in 2005; and George Grossman and Robert H. Steers, for terms to expire in 2006. At the Meeting, the holders of the Fund's Taxable Auction Market Preferred Shares will have equal voting rights with the holders of the Fund's common stock (i.e., one vote per share), and, except as discussed below, will vote together with the holders of the Fund's common stock as a single class on all proposals to be brought before the Meeting. The holders of the Fund's Taxable Auction Market Preferred Shares, voting separately as a class, have the right to elect two Directors of the Fund. The holders of the Fund's common stock do not have the right to vote with respect to the election of these two Directors, who are Martin Cohen and Willard H. Smith Jr. In addition to the Fund, each nominee also currently serves as Director of the seven other funds within the Cohen & Steers Fund Complex. It is the intention of the persons named in the enclosed proxy to nominate and vote in favor of the nominees.

    Because the Directors are being elected to serve staggered terms, the term of office of only a single class of Directors will expire each year. As a result of this system, only those Directors in any one class may be changed in any one year, and it would require two years or more to change a majority of the Board of Directors. This system of electing Directors, which may be regarded as an 'anti-takeover' provision, may have the effect of maintaining the continuity of management and, thus, make it more difficult for the Fund's stockholders to change the majority of Directors.

    The nominees have consented to serve as Directors. The Board of Directors of the Fund knows of no reason why a nominee would be unable to serve, but in the event of such unavailability, the proxies received will be voted for such substitute nominee as the Board of Directors may recommend.

    Certain information concerning the nominees is set forth as follows:

                                                                                                                 NUMBER OF
                                                                                                                   FUNDS
                                                                                                                  WITHIN
                                                                                                                   FUND
                                                                                                                  COMPLEX
                                                                                                                OVERSEEN BY
                                                     PRINCIPAL OCCUPATION DURING PAST                            DIRECTOR
                                   POSITION HELD       FIVE YEARS (INCLUDING OTHER      LENGTH OF     TERM      (INCLUDING
    NAME, ADDRESS AND AGE            WITH FUND             DIRECTORSHIPS HELD)         TIME SERVED  OF OFFICE    THE FUND)
    ---------------------            ---------             -------------------         -----------  ---------    ---------
Disinterested Directors

Gregory C. Clark* ............       Director        Private Investor. Prior          Since 2002     2005'D'        8
 99 Jane Street                                      thereto, President of
 New York, New York                                  Wellspring Management Group,
 Age: 56                                             Inc. (investment advisory firm)

                                                  (table continued on next page)

(table continued from previous page)

                                                                                                                 NUMBER OF
                                                                                                                   FUNDS
                                                                                                                  WITHIN
                                                                                                                   FUND
                                                                                                                  COMPLEX
                                                                                                                OVERSEEN BY
                                                     PRINCIPAL OCCUPATION DURING PAST                            DIRECTOR
                                   POSITION HELD       FIVE YEARS (INCLUDING OTHER      LENGTH OF     TERM      (INCLUDING
    NAME, ADDRESS AND AGE            WITH FUND             DIRECTORSHIPS HELD)         TIME SERVED  OF OFFICE    THE FUND)
    ---------------------            ---------             -------------------         -----------  ---------    ---------
Bonnie Cohen* ................       Director        Consultant. Prior thereto,        Since 2002     2005'D'        8
 1824 Phelps Place, N.W.                             Undersecretary of State, United
 Washington, D.C.                                    States Department of State.
 Age: 60

George Grossman* .............       Director        Attorney-at-Law.                  Since 2002     2006'D'        8
 17 Elm Place
 Rye, New York
 Age: 49

Richard J. Norman* ...........       Director        Private Investor. Prior thereto,  Since 2002     2004'D'        8
 7520 Hackamore Drive                                Investment Representative of
 Potomac, Maryland                                   Morgan Stanley Dean Witter.
 Age: 59

Willard H. Smith Jr.*  .......       Director        Board member of Essex Property    Since 2002     2005'D'        8
 7231 Encelia Drive                                  Trust, Inc., Highwoods
 La Jolla, California                                Properties, Inc. and Realty
 Age: 66                                             Income Corporation. Managing
                                                     Director at Merrill Lynch & Co.,
                                                     Equity Capital Markets Division,
                                                     from 1983 to 1995.

Interested Directors**

Martin Cohen .................  Director, President  President of Cohen & Steers       Since 2002     2004'D'        8
 757 Third Avenue                  and Treasurer     Capital Management, Inc., the
 New York, New York                                  Fund's Investment Manager.
 Age: 54

Robert H. Steers .............  Director, Chairman   Chairman of Cohen & Steers        Since 2002     2006'D'        8
 757 Third Avenue                  and Secretary     Capital Management, Inc., the
 New York, New York                                  Fund's Investment Manager.
 Age: 50

---------

 * Member of the Audit Committee.

** 'Interested person,' as defined in the Investment Company Act of 1940, of the Fund because of the affiliation with Cohen & Steers Capital Management, Inc., the Fund's investment manager.

 'D' If elected at the Meeting.

     Martin Cohen and Bonnie Cohen are unrelated.

    During the Fund's fiscal year ended December 31, 2002, the Board of Directors met five times. All of such Directors attended all of the meetings of the Board of Directors, except Mr. Clark and Ms. Cohen, each of whom did not attend one meeting. The Fund maintains one Standing Board Committee, the Audit Committee of the Board of Directors, which is composed of all the Directors who are not 'interested persons' of the Fund within the meaning of the Investment Company Act of 1940 (the 'Act'). The Audit Committee, which met twice during the fiscal year ended December 31, 2002, assists the Board of Directors in its oversight of the Fund's financial reporting process. The Audit Committee meets with the Fund's independent auditors to discuss the scope of the engagement, review the Fund's financial statements, and discuss the statements and audit results with management. The Audit Committee discussed with PricewaterhouseCoopers LLP the matters required to be discussed by the Statement on Auditing Standards 61, received the written disclosures and the letter from PricewaterhouseCoopers LLP required by the Independence Standards Board Standard No. 1, and discussed with PricewaterhouseCoopers LLP the independent auditor's independence. Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements of the Fund be included in the Fund's annual report to stockholders. The Board of Directors has adopted for the Audit Committee a written charter, a copy of which is included as an appendix to this proxy statement. The members of the Audit Committee also meet the independence requirements of the New York Stock Exchange's listing standards.

    Directors of the Fund who are not interested persons of the Fund are paid an annual retainer of $5,500 and a fee of $500 for each regular meeting attended and are reimbursed for the expenses of attendance at such meetings and, for the fiscal year ended December 31, 2002, such fees and expenses paid by the Fund totaled $38,700.

    As of March 11, 2003, the Directors and officers of the Fund as a group owned less than 1% of the outstanding securities of the Fund.

    The following table provides information concerning the dollar range of the Fund's equity securities owned by each Director and the aggregate dollar range of securities owned in the Cohen & Steers Fund Complex by each Director.

                                                                             AGGREGATE DOLLAR RANGE OF
                                                 DOLLAR RANGE OF EQUITY      EQUITY SECURITIES IN THE
                                              SECURITIES IN THE FUND AS OF  COHEN & STEERS FUND COMPLEX
                                                     MARCH 11, 2003            AS OF MARCH 11, 2003
                                                     --------------            --------------------
Robert H. Steers............................         Over $100,000                 Over $100,000
Martin Cohen................................         Over $100,000                 Over $100,000
Gregory C. Clark............................       $10,001 - $50,000               Over $100,000
Bonnie Cohen................................       $10,001 - $50,000               Over $100,000
George Grossman.............................       $10,001 - $50,000            $50,001 - $100,000
Richard J. Norman...........................       $10,001 - $50,000               Over $100,000
Willard H. Smith Jr. .......................       $10,001 - $50,000            $50,001 - $100,000

    COMPENSATION OF DIRECTORS AND OFFICERS. The following table sets forth information regarding compensation of Directors by the Fund and by the fund complex of which the Fund is a part for the fiscal year ended December 31, 2002. Officers of the Fund and Directors who are interested persons of the Fund do not receive any compensation from the Fund or any other fund in the fund complex which is a U.S. registered investment company. In the column headed 'Total Compensation to Directors by Fund Complex,' the compensation paid to each director represents the eight funds that each director served in the fund complex during 2002. The Directors do not receive any pension or retirement benefits from the Fund Complex.

                               COMPENSATION TABLE
                      FISCAL YEAR ENDED DECEMBER 31, 2002

                                                                                 TOTAL
                                                               AGGREGATE     COMPENSATION
                                                              COMPENSATION      PAID TO
                                                                  FROM       DIRECTORS BY
                  NAME OF PERSON, POSITION                     REGISTRANT    FUND COMPLEX
                  ------------------------                     ----------    ------------
Gregory C. Clark*, Director.................................     $5,625         $52,500
Bonnie Cohen*, Director.....................................     $5,125         $49,000
Martin Cohen**, Director and President......................     $    0         $     0
George Grossman*, Director..................................     $5,625         $52,500
Richard J. Norman*, Director................................     $5,625         $52,500
Willard H. Smith Jr.*, Director.............................     $5,625         $52,500
Robert H. Steers**, Director and Chairman...................     $    0         $     0

                                                        (footnotes on next page)

(footnotes from previous page)

 * Member of the Audit Committee.

** 'Interested person,' as defined in the Act, of the Fund because of the affiliation with Cohen & Steers Capital Management, Inc., the Fund's investment manager.

                              -------------------

    SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE. Section 16(a) of the Securities Exchange Act of 1934 (the 'Exchange Act') and Section 30(h) of the Act, as applied to the Fund, require the Fund's officers, Directors and investment adviser, affiliates of the investment adviser, and persons who beneficially own more than 10% of a registered class of the Fund's outstanding securities ('Reporting Persons') to file reports of ownership of the Fund's securities and changes in such ownership with the Securities and Exchange Commission and the New York Stock Exchange. Such persons are required by Securities and Exchange Commission regulations to furnish the fund with copies of all such filings.

    Based upon its review of the copies of such forms received by it, the Fund believes that, during the fiscal year ended December 31, 2002, all filing requirements applicable to its Reporting Persons were met.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS OF THE FUND VOTE FOR THE ELECTION OF EACH NOMINEE TO SERVE AS A DIRECTOR OF THE FUND.

                                  PROPOSAL TWO

                          RATIFICATION OF SELECTION OF
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

    The Board of Directors recommends that the stockholders of the Fund ratify the selection of PricewaterhouseCoopers LLP, independent certified public accountants, to audit the accounts of the Fund for the fiscal year ending December 31, 2003. Their selection was approved by the vote, cast in person, of a majority of the Directors of the Fund, including a majority of the Directors who are not 'interested persons' of the Fund within the meaning of the Act and who are 'independent' as defined in the New York Stock Exchange listing standards, at a meeting held on March 6, 2003. PricewaterhouseCoopers LLP has audited the accounts of the Fund since prior to the Fund's commencement of business on February 28, 2002 and does not have any direct financial interest or any material indirect financial interest in the Fund. A representative of PricewaterhouseCoopers LLP is expected to be available for the Meeting and to have the opportunity to make a statement and respond to appropriate questions from the stockholders. The Audit Committee of the Board of Directors meets twice each year with representatives of PricewaterhouseCoopers LLP to discuss the scope of their engagement, and review the financial statements of the Fund and the results of their examination thereof.

                    FEES PAID TO PRICEWATERHOUSECOOPERS LLP

    AUDIT FEES. The Fund paid PricewaterhouseCoopers LLP $38,000 to audit the Fund's financial statements for the fiscal year ended December 31, 2002.

    FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. There were no fees paid to PricewaterhouseCoopers LLP during the fiscal year ended
December 31, 2002, by the Fund or Cohen & Steers Capital Management, Inc., or any affiliate that provided services to the Fund, for financial information systems design and implementation.

    ALL OTHER FEES. The aggregate fees billed for all other non-audit services, including fees for tax-related services rendered to the Fund, services related to the Fund's start-up and services related to reports filed by the Fund with certain rating agencies, and other services rendered to Cohen & Steers Capital Management, Inc. or any affiliate that provided services to the Fund, were $35,000 for the fiscal year ended December 31, 2002.

    The Audit Committee of the Fund's Board of Directors considered and concluded that the provision of these services is compatible with maintaining the independence of PricewaterhouseCoopers LLP.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS OF THE FUND VOTE FOR THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS OF THE FUND.

            CERTAIN INFORMATION REGARDING THE INVESTMENT MANAGER AND
                               THE ADMINISTRATOR

    The Fund has retained Cohen & Steers Capital Management, Inc., a New York corporation with offices at 757 Third Avenue, New York, New York 10017, to serve as its investment manager and administrator (the 'Adviser') under an investment management agreement dated February 25, 2002 and an administration agreement, dated February 25, 2002. Martin Cohen and Robert H. Steers are 'controlling persons' of the Adviser on the basis of their ownership of more than 10% of the Adviser's stock. Their address is 757 Third Avenue, New York, New York 10017. State Street Bank and Trust Company, with offices at 225 Franklin Street, Boston, Massachusetts 02110, serves as sub-administrator to the Fund.

                              OFFICERS OF THE FUND

    The principal officers of the Fund and their principal occupations during the past five years are set forth below. The address of each of the following persons is 757 Third Avenue, New York, New York 10017.

    Robert H. Steers, Chairman and Secretary (see Proposal One, 'Election of Directors,' at page 3 for biographical information).

    Martin Cohen, President and Treasurer (see Proposal One, 'Election of Directors,' at page 3 for biographical information).

    Adam M. Derechin, Vice President and Assistant Treasurer, age 38, joined the Adviser in 1993 and has been a Senior Vice President since 1998 and prior to that was a Vice President since 1995.

    Lawrence B. Stoller, Assistant Secretary, age 39, joined the Adviser in 1999 as Senior Vice President and General Counsel. For the five years prior to that time, he was Associate General Counsel at Neuberger Berman Management Inc. (1998-1999) and Assistant General Counsel of The Dreyfus Corporation (1995-1998).

                      SUBMISSION OF PROPOSALS FOR THE NEXT
                         ANNUAL MEETING OF STOCKHOLDERS

    All proposals by stockholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Stockholders, to be held in 2004, must be received by the Fund (address to Cohen & Steers Quality Income Realty Fund, Inc., 757 Third Avenue, New York, New York 10017) for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than November 15, 2003. Any stockholder who desires to bring a proposal for consideration at the Fund's 2004 Annual Meeting of Stockholders without including such proposal in the Fund's proxy statement must deliver written notice thereof to the Secretary or Assistant Secretary of the Fund (address to Cohen & Steers Quality Income

Realty Fund, Inc., 757 Third Avenue, New York, New York 10017) during the 30 day period from December 24, 2003 to January 23, 2004.

                                 OTHER MATTERS

    Management does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If any of the persons listed above is unavailable for election as a director, an event not now anticipated, or if any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies.

                                 VOTES REQUIRED

    The presence in person or by proxy of the holders of a majority of the outstanding shares is required to constitute a quorum at the Meeting. The election of the Directors representing the Fund's common stock, as set forth in Proposal 1, will require a vote of the holders of a plurality of the Fund's shares present at the Meeting. The vote of the holders of a plurality of the Fund's Taxable Auction Market Preferred Shares is required to elect Messrs. Cohen and Smith, who have been designated as representing the holders of the Fund's Taxable Auction Market Preferred Shares. Ratification of the selection of the independent certified public accountants, as set forth in Proposal 2, will require a majority of the votes cast at the Meeting.

    If the accompanying form of proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. However, if no instructions are specified, shares will be voted for the election of the Directors and for the other proposals.

                                         By order of the Board of Directors,

                                         Robert H. Steers

                                         ROBERT H. STEERS
                                         Secretary

March 18, 2003
New York, New York

                                                                      Appendix I

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL      ZCOQP2

                COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

                                757 Third Avenue
                            New York, New York 10017

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Revoking any such prior appointments, the undersigned appoints Jay J. Chen and Lawrence B. Stoller (or, if only one shall act, then that one) proxies with the power of substitution to vote all the Taxable Auction Market Preferred Shares of Cohen & Steers Quality Income Realty Fund, Inc. (the "Fund") registered in the name of the undersigned at the Annual Meeting of Stockholders to be held at the offices of Cohen & Steers Capital Management, Inc., 757 Third Avenue, New York, New York 10017 on April 24, 2003 at 10:00 a.m., and at any adjournments thereof.

--------------------------------------------------------------------------------
   PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED
                                    ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Please sign exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?

-------------------------------------    ---------------------------------------

-------------------------------------    ---------------------------------------

-------------------------------------    ---------------------------------------

COHEN & STEERS QUALITY
INCOME REALTY FUND, INC.
C/O EQUISERVE TRUST COMPANY, N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

                               DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL                              ZCOQP1
[X]  Please mark
     votes as in
     this example.

-----------------------------------------------
COHEN & STEERS QUALITY INCOME REALTY FUND, INC.
-----------------------------------------------
     TAXABLE AUCTION MARKET PREFERRED SHARES

1. Election of Directors.

   Nominees: (01) Gregory C. Clark, (02) Bonnie Cohen, (03) Martin Cohen  2. To ratify the selection of   FOR  AGAINST  ABSTAIN
             (04) George Grossman, (05) Richard J. Norman,                   PricewaterhouseCoopers LLP   [ ]    [ ]      [ ]
             (06) Willard H. Smith Jr. and (07) Robert H. Steers             as independent Certified
                                                                             Public Accountants of the
                         FOR  [ ]     [ ] WITHHELD                           Fund for the fiscal year
                         ALL              FROM ALL                           ending December 31, 2003.
                       NOMINEES           NOMINEES
                                                                          3. To transact such other business as may properly
             [ ]                                                             come before the meeting.
                  ------------------------------------------
                  For all nominee(s) except as written above
                                                                             The Taxable Auction Market Preferred Shares
                                                                             represented by this Proxy will be voted in
                                                                             accordance with the specifications made above.
                                                                             If no specifications are made, such shares will
                                                                             be voted FOR the election of all nominees for
                                                                             Director and FOR proposal 2.

                                                                             Mark box at right if an address change or
                                                                             comment has been noted on the reverse side
                                                                             of this card.                               [ ]

                                                                             Please be sure to sign and date this Proxy.


Signature:                              Date:               Signature:                              Date:
           --------------------------         -----------              --------------------------        -----------

                                                                     Appendix II

        DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL          ZCOTQ2

                COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

                                757 Third Avenue
                            New York, New York 10017

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Revoking any such prior appointments, the undersigned appoints Jay J. Chen and Lawrence B. Stoller (or, if only one shall act, then that one) proxies with the power of substitution to vote all the common stock of Cohen & Steers Quality Income Realty Fund, Inc. (the "Fund") registered in the name of the undersigned at the Annual Meeting of Stockholders to be held at the offices of Cohen & Steers Capital Management, Inc., 757 Third Avenue, New York, New York 10017 on April 24, 2003 at 10:00 a.m., and at any adjournments thereof.

--------------------------------------------------------------------------------
  PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED
                                   ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Please sign exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                 DO YOU HAVE ANY COMMENTS?

-------------------------------------    ---------------------------------------

-------------------------------------    ---------------------------------------

-------------------------------------    ---------------------------------------

COHEN & STEERS QUALITY
INCOME REALTY FUND, INC.
C/O EQUISERVE TRUST COMPANY, N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

                             DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL                            ZCOTQ1

[X] Please mark
    votes as in
    this example.

-----------------------------------------------
COHEN & STEERS QUALITY INCOME REALTY FUND, INC.
-----------------------------------------------
                COMMON SHARES

1.  Election of Directors.
    Nominees: (01) Gregory C. Clark, (02) Bonnie Cohen,      2. To ratify the selection of             FOR  AGAINST  ABSTAIN
              (03) George Grossman, (04) Richard J. Norman      PricewaterhouseCoopers LLP as          [ ]    [ ]      [ ]
              and (05) Robert H. Steers                         independent Certified Public
                                                                Accountants of the Fund for the
                 FOR  [ ]   [ ]  WITHHELD                       fiscal year ending December 31, 2003.
                 ALL             FROM ALL
               NOMINEES          NOMINEES                    3. To transact such other business as may properly come before the meeting.
              [ ]
                  ------------------------------------------    The shares of common stock represented by this Proxy will be
                  For all nominee(s) except as written above    voted in accordance with the specifications made above. If no specifications are made, such shares will be voted FOR the election of all nominees for Director and FOR proposal 2.

                                                                Mark box at right if an address change or comment     [ ]
                                                                has been noted on the reverse side of this card.

                                                                Please be sure to sign and date this Proxy.


Signature:                              Date:                  Signature:                               Date:
           ----------------------------       -----------                 --------------------------         -----------



                           STATEMENT OF DIFFERENCES

The dagger symbol shall be expressed as..................................    'D'